                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 3, 2001
                        (Date of earliest event reported)


                                  ORGANIC, INC.
             (Exact name of Registrant as specified in its charter)


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
       Delaware                                   000-29405                 94-3258989
(State or other jurisdiction                     (Commission            (I.R.S. employer
     of incorporation)                           file number)           identification no.)



 601 Townsend Street, San Francisco, CA                                        94103
(Address of principal executive offices)                                     (Zip Code)
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Registrant's telephone number, including area code           (415) 581-5300

Item 1.  Changes in Control of Registrant.

      On September 18, 2001, Seneca Investments LLC ("Seneca"), E-Services Investments Organic Sub LLC, Organic Holdings LLC ("Organic Holdings") and Jonathan Nelson entered into a Share Purchase Agreement, pursuant to the terms and conditions of which Seneca agreed to acquire all of the outstanding shares of capital stock of Cinagro, Inc. ("Cinagro"), a wholly owned subsidiary of Organic Holdings. As of such date, Cinagro held 51,954,975 shares of common stock of Organic, Inc. (the "Company") (58.7% of the total outstanding shares of common stock of the Company (the "Common Stock")). On December 3, 2001, the Share Purchase Agreement was amended in various respects, including, but not limited to, (i) reducing the cash amount payable early in the earn-out period from $16.2 million to $8.5 million, (2) providing that most of Organic Holdings' representations and warranties relating to the Issuer would terminate as of the closing of the purchase, and (3) limiting Organic Holdings' rights in respect of covenants regarding acquisitions, divestitures and other transactions involving the Company during the earn-out period. A copy of the amended Share Purchase Agreement is attached as Exhibit 99.1, and the foregoing description is qualified in its entirety by reference to the full text of the amended Share Purchase Agreement.

      Immediately after such amendment, Organic Holdings sold all of the shares of Cinagro, including the 51,954,975 shares of Common Stock of the Company, to Seneca pursuant to the terms and conditions of the Share Purchase Agreement for $8.5 million. Giving effect to the sale, Organic Holdings LLC and Jonathan Nelson cease to beneficially hold any shares of the Company, and Seneca beneficially owns 71,603,076 shares of Common Stock, or 80.9% of the total outstanding shares of Common Stock of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of our common stock as of December 4, 2001 by each person or entity known by us to own beneficially more than five percent of our common stock, by each of our executive officers listed below, by each of our directors and by our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of capital stock listed as owned by such person. Shares subject to options which are exercisable within 60 days of December 4, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person. The address of each of the executive officers and directors is c/o Organic, Inc., 601 Townsend Street, San Francisco, California 94103.

                                                                 PERCENTAGE OF CLASS OF
                                     SHARES BENEFICIALLY           SHARES BENEFICIALLY
BENEFICIAL OWNER                            OWNED                       OWNED(1)
---------------------------          -------------------         ----------------------
     COMMON STOCK

Seneca Investments LLC (2)              71,603,076                         80.9%
     437 Madison Avenue,
     Third Floor
     New York, New York 10022

Mark Kingdon (3)                         2,500,000                          2.7%

Michael Hudes (4)                        1,014,750                          1.1%

Matthew Bernardini (5)                     490,701                             *

Howard Morgan (6)                          105,000                             *

James Barnett (7)                          100,000                             *

Susan Field (8)                                 --                             *

Gary F. Hromadko                                --                             *

Janis Nakano Spivack (9)                        --                             *

All directors and executive
  officers as a group
  (10 persons)(10)                       4,416,189                          4.8%

----------
* Represents beneficial ownership of less than one percent of our outstanding securities.

(1) Computed on the basis of 88,502,633 shares outstanding as of December 4, 2001 and, with respect to each officer and director, shares subject to options exercisable within 60 days of December 4, 2001.

(2) Based on Amendment No. 4 to Schedule 13D filed on December 4, 2001 by Seneca Investments LLC.

(3) Includes 2,500,000 shares subject to options exercisable within 60 days of December 4, 2001. Any shares purchased by Mr. Kingdon through options exercises are subject to a right of repurchase by the Company which lapses over time.

(4)  Mr. Hudes is no longer an executive officer as of July 31, 2001.

(5) Includes 489,637 shares subject to options exercisable within 60 days of December 4, 2001. Mr. Bernardini is no longer an executive officer as of August 31, 2001.

(6) Includes 100,000 shares subject to options exercisable within 60 days of December 4, 2001. Any shares purchased by Dr. Morgan through options exercises are subject to a right of repurchase by the Company which lapses over time.

(7) Includes 100,000 shares subject to options exercisable within 60 days of December 4, 2001. Any shares purchased by Mr. Barnett through options exercises are subject to a right of repurchase by the Company which lapses over time.

(8)  Ms. Field is no longer an executive officer as of July 24, 2001.

(9) Ms. Nakano Spivack is no longer an executive officer as of January 12, 2001.

(10) Includes 3,048,471 shares subject to options exercisable within 60 days of December 4, 2001.

      The foregoing descriptions of the Share Purchase Agreement, as amended, are qualified in their entirety by reference to the full text of the Share Purchase Agreement, as amended, which is attached hereto as Exhibit 99.1. Further information regarding the Share Purchase Agreement, as amended, is contained in the Company's press release dated December 4, 2001, which is attached hereto as Exhibit 99.2.

Item 5.  Other Events.

      The response to Item 1 hereof is incorporated herein by reference.

      On December 3, 2001, the Company also completed the restructuring of its San Francisco office lease and entered into the Second Amendment to Lease and Payment Agreement with Baker Hamilton Properties, LLC. As part of that transaction, the Company paid or agreed to pay $11.7 million to the landlord, $10.0 million of which was funded by Omnicom Group Inc. ("Omnicom") under its existing credit agreement with the Company. In connection therewith, the Company and Omnicom entered into an agreement whereby the $10.0 million loan could be converted into 39.4 million shares of Common Stock at a conversion price of $0.254 per share, or Omnicom could acquire up to such number of shares upon payment of such per share amount in cash (the "Equity Agreement"). Such share conversion/purchase right may not be exercised before April 1, 2002 or, if earlier, the date on which Seneca acquires all of the Company's then outstanding voting stock, or after April 30,

      The foregoing descriptions of the Second Amendment to Lease and Payment Agreement and the Equity Agreement are qualified in their entirety by reference to the full text of the Second Amendment to Lease and Payment Agreement and the Equity Agreement, which are attached hereto as Exhibit 99.3 and Exhibit 99.4, respectively. Further information regarding the Second Amendment to Lease and Payment Agreement and the Equity Agreement is contained in the Company's press release dated December 4, 2001, which attached hereto as Exhibit 99.2.

2007. In addition, any shares of Common Stock so acquired are required to be voted in the same proportion as all other outstanding shares of Common Stock prior to any such transaction, which effectively renders them non-voting shares.

Item 7.  Financial Statements and Exhibits.

      Items (a) and (b) are inapplicable.

      (c)   Exhibits

            Exhibit 99.1 Share Purchase Agreement, dated September 18, 2001, as amended on December 3, 2001, among Seneca Investments LLC, E-Services
                                        Investments Organic Sub LLC, Organic
                                        Holdings LLC and Jonathan Nelson.

            Exhibit 99.2 Press Release issued by the Company, dated December 4, 2001.

            Exhibit 99.3 Second Amendment to Lease and Payment Agreement between the Company and Baker Hamilton Properties, LLC, dated December 3, 2001.

            Exhibit 99.4 Agreement between the Company and Omnicom Group Inc., dated December 3, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  ORGANIC, INC.



                                                  By:   /s/ Mark D. Kingdon
                                                        ------------------------
                                                        Mark D. Kingdon
                                                        Chief Executive Officer


Date:  December 7, 2001
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                                  EXHIBIT INDEX

Exhibit
-------
99.1                                     Share Purchase Agreement, dated
                                         September 18, 2001, as amended on
                                         December 3, 2001, among Seneca
                                         Investments LLC, E-Services
                                         Investments Organic Sub LLC, Organic
                                         Holdings LLC and Jonathan Nelson.

99.2                                     Press Release issued by the Company,
                                         dated December 4, 2001.

99.3                                     Second Amendment to Lease and Payment
                                         Agreement between the Company and Baker
                                         Hamilton Properties, LLC, dated
                                         December 3, 2001.

99.4                                     Agreement between Omnicom Group Inc.
                                         and Organic, Inc. dated December 3,
                                         2001.
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